UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2007
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SunPower Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-51593	94-3008969
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

3939 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
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   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 3, 2007, SunPower Corporation (“SunPower”) entered into an agreement (the “Ingot/Wafer Agreement”) with Jiawei SolarChina Co., LTD (“Jiawei”).  The Ingot/Wafer Agreement provides the general terms and conditions pursuant to which Jiawei is to sell and SunPower is to purchase specified annual quantities of silicon ingots at specified prices from 2007 through 2012.  The Ingot/Wafer Agreement provides that Jiawei will manufacture some of the ingots with polysilicon supplied by SunPower and the remaining quantities of ingots with polysilicon Jiawei expects to acquire from third parties.

If applicable conditions under the Ingot/Wafer Agreement are satisfied, the aggregate quantity of ingots to be purchased by SunPower from 2007 through 2012 is expected to satisfy production requirements for more than 900 megawatts of solar cell manufacturing based on SunPower’s expected silicon utilization during such period.  In addition, the Ingot/Wafer Agreement permits SunPower to purchase wafers from Jiawei at specified prices through 2010, in lieu of ingots, as Jiawei establishes sufficient wafer manufacturing capacity at its existing facility or such other facilities agreed upon by the parties.  The wafer pricing in years 2011 and 2012 will be negotiated separately by the parties.  The ingots, and potentially wafers, to be purchased during the term of the Ingot/Wafer Agreement represent a material part of SunPower’s raw materials.

Item 7.01. Regulation FD Disclosure.

On December 7, 2007, SunPower issued a press release announcing its entry into the Ingot/Wafer Agreement. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: December 7, 2007	By: /s/ Bruce Ledesma
Name: Bruce Ledesma
Title: General Counsel and Corporate Secretary

Exhibit No.	Description
99.1	Press Release dated December 7, 2007